EXECUTION COPY

AMENDMENT NO. 6

AMENDMENT NO. 6 dated as of October 31, 2005 to the Credit Agreement referred to below, between MDC Partners Inc., a Canadian corporation (“MDC Partners”), Maxxcom Inc., an Ontario corporation (“Maxxcom Canada”), Maxxcom Inc., a Delaware corporation (“Maxxcom U.S.” and together with MDC Partners and Maxxcom Canada, the “Borrowers”), each of the Lenders identified under the caption “LENDERS” on the signature pages hereto and JPMorgan Chase Bank, N.A., as U.S. administrative agent for the Lenders (in such capacity, the “U.S. Administrative Agent”).

The Borrowers, the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”), the U.S. Administrative Agent, JPMCB, as Collateral Agent (in such capacity, the “Collateral Agent”), and JPMCB, Toronto Branch, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent” and together with the U.S. Administrative Agent, the “Administrative Agents”) are parties to a Credit Agreement dated as of September 22, 2004 (as amended, the “Credit Agreement”). The Borrowers and the Required Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment No. 6 and not otherwise defined are used herein as defined in the Credit Agreement (as amended hereby).

Section 2. Amendments. Effective as provided in Section 6 hereof, the Credit Agreement shall be amended as follows:

2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions (to the extent not already included in said Section 1.01) in the appropriate alphabetical locations and by amending the following definitions (to the extent already included in said Section 1.01) to read in their entirety as follows:

“Amendment No. 6 Effective Date” means the date on which Amendment No. 6 became effective in accordance with its terms.

“Commitment Reduction Event” means (a) any Equity Issuance occurring on or prior to December 30, 2005 and/or (b) the Disposition in whole or in part of the Secure Products Business.

“Investment” means, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of Capital Stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale but excluding the issuance of Capital Stock as consideration for Deferred Purchase Obligations); (b) the making of any advance or loan but excluding any such advance, loan or extension of credit having a term not exceeding 180 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business on customary terms; (c) the entering into of any guarantee of, or other contingent obligation with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Swap Agreement.

“Net Available Proceeds” means, with respect to any Commitment Reduction Event, the aggregate amount of all cash received by the Borrowers and their Subsidiaries in respect of such Commitment Reduction Event, net of (i) any legal, title and recording tax expenses, financial advisory fees, commissions and other fees and expenses paid or payable by any such Person in connection therewith and (ii) (in the case of any Disposition) any income or other taxes paid or reasonably estimated to be payable by any such Person as a result thereof.

“Post-Disposition Total Debt Ratio” has the meaning specified in Section 8.01.

2.03. Section 2.06 of the Credit Agreement is hereby amended by inserting a new clause (d) to read as follows:

“(d)         Facility Fee. MDC Partners agrees to pay to the U.S. Administrative Agent for the account of each Lender a facility fee, which shall accrue at the rate of 1.00% on the daily amount of the Commitments (whether used or unused) in excess of $65,000,000 during the period from and including April 15, 2006 to but excluding the date on which such Commitment terminates for any date on which the Commitments hereunder exceed U.S. $65,000,000; provided that, if such Lender continues to have any Revolving Credit Exposure after its Commitment terminates, then such facility fee shall continue to accrue on the daily amount of such Lender’s Revolving Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure. Accrued facility fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any facility fees accruing after the date on which the Commitments terminate shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).”

2.04. Section 2.07(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(a) Mandatory Reduction.

(i)          Upon any Commitment Reduction Event, the Commitments shall be automatically reduced by an amount equal to the Net Available Proceeds thereof.

(ii)         The aggregate amount of the Commitments shall be automatically reduced on each Commitment Reduction Date set forth in column (A) below by an amount equal to (subject to the last paragraph of this subclause (ii)) the amount set forth in column (B) below opposite such Commitment Reduction Date:

(A)	(B)
Commitment Reduction	Commitments Reduced
Date Falling on or	by the Following
Nearest to:	Amounts:

Amendment No. 6 Effective Date	U.S. $11,200,000
December 31, 2005	U.S. $5,000,000

The reduction in the aggregate amount of the Commitments on any date resulting from any Commitment Reduction Event shall be credited against the amount by which the aggregate Commitments would otherwise be reduced on each Commitment Reduction Date pursuant to subclause (i) above in the following order: first, towards the next succeeding Commitment Reduction Date and second, if applicable, towards the final Commitment Reduction Date.

(iii)         Each reduction of the Commitments pursuant to this Section 2.07(a) shall be applied to the Commitments of the Lenders ratably in accordance with the respective amounts thereof; provided that in no event shall the Commitments be reduced below U.S. $65,000,000 pursuant to this Section 2.07(a).

(iv)        Unless previously terminated, the Commitments of each Revolving Credit Lender shall be automatically reduced to zero at 5:00 p.m. (New York City time) on the Commitment Termination Date.”

2.05. Section 2.12 of the Credit Agreement is hereby amended by inserting new clauses (d) and (e) to read as follows:

(d) Mandatory Prepayments due to Dispositions of the Secure Products Business. In the event that the Borrowers shall effect the Disposition of all or part of the Secure Products Business (in one or more transactions), then within two Business Days following receipt by MDC Partners or any other Restricted Party of the Net Available Proceeds from such Disposition, the Borrowers will prepay the Advances (which, in the case of the Revolving Credit Advances, shall be allocated ratably as between the Canadian Revolving Credit Advances and the U.S. Revolving Credit Advances) in an aggregate principal or face amount up to the amount of such Net Available Proceeds.

(e) Mandatory Prepayments due to Commitment Reductions. If, after giving effect to any termination or reduction of the Commitments pursuant to Section 2.07(a) hereof, the aggregate Revolving Credit Exposures exceeds the aggregate amount of the Commitments as then in effect, the Borrowers shall, on the date of such termination or reduction, prepay the Advances (which, in the case of the Revolving Credit Advances, shall be allocated ratably as between the Canadian Revolving Credit Advances and the U.S. Revolving Credit Advances) in an aggregate amount equal to such excess.

2.06.       Section 7.06 of the Credit Agreement is hereby further amended by (i) deleting clause (j) thereof in its entirety and (ii) relettering the existing clauses (k), (l), (m), (n) and (p) therein to “(j)”, “(k)”, “(l)”, “(m)”, “(n)” and “(o)”, respectively.

2.07.       (a) Section 7.06 of the Credit Agreement is hereby further amended by amending new clause (o) in its entirety to read as follows:

“(o) Investments (in addition to Investments permitted under any of the foregoing clauses of this Section 7.06) in an aggregate amount not exceeding U.S. $2,100,000.”

(b) Section 7.06 of the Credit Agreement is hereby amended by inserting the following language at the end of such Section, in a separate paragraph following clause (o) thereof:

“For the avoidance of doubt, it is hereby understood and agreed that the basket set forth in Section 7.06(i) shall be available for any Earnout Amounts payable in connection with any acquisition occurring (or that has occurred) on or after the Effective Date.”

2.08.       Section 8.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“8.01 Total Debt Ratio. MDC Partners will not permit the Total Debt Ratio as of the last day of any Test Period ending on or, as applicable, after the dates set forth below to exceed the ratio set forth opposite such Test Period:

Test Period Ending	Total Debt Ratio
September 30, 2005	2.90 to 1.00
December 31, 2005	3.20 to 1.00
March 31, 2006	2.95 to 1.00
June 30, 2006	2.75 to 1.00
September 30, 2006 and thereafter	2.50 to 1.00

Notwithstanding the foregoing, (i) upon the Disposition of all or part of the Secure Products Business (in one or more transactions), the Total Debt Ratio will be determined as of the most recently ended Test Period on a pro forma basis after giving effect to such Disposition and (ii) in the event that such Total Debt Ratio is lower than the ratio set forth above applicable to the Test Period ending as of the last day of the fiscal quarter during which such Disposition is consummated (such lower ratio being herein referred to as the “Post-Disposition Total Debt Ratio”), MDC Partners will not permit the Total Debt Ratio as of the last day of any Test Period ending on or after such disposition date to exceed the lesser of (x) the Post-Disposition Total Debt Ratio or (y) the ratio set forth above applicable to such Test Period, provided that, if after giving effect to any such Disposition, the Post-Disposition Total Debt Ratio shall be less than 2:25 to 1, MDC Partners will not permit the Total Debt Ratio as of the last day of any Test Period ending on or after the date of such Disposition to exceed 2:25 to 1.”

2.09.       Section 8.03 of the Credit Agreement is hereby amended in its entirety to read as follows:

“8.03 Fixed Charges Ratio. MDC Partners will not permit the Fixed Charges Ratio as of the last day of any Test Period ending on or, as applicable, after the dates set forth below to be less than the ratio set forth opposite such Test Period:

Test Period Ending	Fixed Charges Ratio
September 30, 2005	1.00 to 1.00
December 31, 2005	0.95 to 1.00
March 31, 2006	1.00 to 1.00
June 30, 2006	1.05 to 1.00
September 30, 2006	1.15 to 1.00
December 31, 2006 and thereafter	1.25 to 1.00”

Section 3. Waivers. Subject to the satisfaction of the conditions precedent specified in Section 6 hereof, but with effect on and after the date hereof, the Lenders hereby waive any Default that may have occurred and be continuing solely as a result of (a) the Borrowers’ failure to comply with the requirements of Sections 8.01 and 8.03 of the Credit Agreement solely with respect to the Test Period ending September 30, 2005, at any time on or after September 30, 2005, and (b) any breach of any representation or warranty made or deemed made by Borrowers during such period with respect to such compliance.

Section 4. Representations and Warranties. Each Borrower represents and warrants (as to itself and each of its Subsidiaries) to the Agents and Lenders that (a) the representations and warranties set forth in Article V of the Credit Agreement, as amended hereby, and in each of the other Loan Documents are complete and correct on the date hereof as if made on and as of such date and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 6 and (b) (after giving effect to the waivers under Section 3 hereof) no Default shall have occurred and be continuing under the Credit Agreement, as amended hereby.

Section 5. Confirmation of Security Documents. Each of the Borrowers hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations as a guarantor under Article III of the Credit Agreement as amended hereby. By its execution on the respective signature lines provided below, each of the Guarantors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Section 6. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 hereof and the waivers in Section 3 hereof shall become effective, as of the date hereof, upon (a) receipt by the U.S. Administrative Agent of one or more counterparts of this Amendment No. 6 executed by the Obligors and the Required Lenders and (b) the payment of an amendment fee to the U.S. Administrative Agent for the account of each Lender that has approved this Amendment No. 6 on or before 12:00 noon, New York City time, on October 31, 2005, such amendment fee to be in an amount equal to 0.25% of the Commitment of such Lender.

Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 6 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 6 by signing any such counterpart. This Amendment No. 6 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed and delivered as of the day and year first above written.

MDC PARTNERS INC.

By:________________________________

Name:

Title: Authorized Signatory

By:________________________________

Name:

Title: Authorized Signatory

MAXXCOM INC., an Ontario corporation

By:________________________________

Name:

Title: Authorized Signatory

By:________________________________

Name:

Title: Authorized Signatory

MAXXCOM INC., a Delaware corporation

By:________________________________

Name:

Title: Authorized Signatory

By:________________________________

Name:

Title: Authorized Signatory

Agreed as set forth in Section 5 above:

GUARANTORS

Signed sealed and delivered by the attorney of Placard Pty Ltd ACN 074 646 343 under power of attorney and who has received no notice of the revocation of the power, in the presence of:
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of witness	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of attorney
Name of witness: Ray Forzley	Name of attorney: Walter Campbell

1208075 ONTARIO LIMITED

1220777 ONTARIO LIMITED

1385544 ONTARIO LIMITED

2026646 ONTARIO LIMITED

656712 ONTARIO LIMITED

AMBROSE CARR LINTON CARROLL INC.

ASHTON POTTER CANADA INC.

ASHTON-POTTER CANADA LTD.

BRUCE MAU DESIGN INC.

BRUCE MAU HOLDINGS LTD.

CAMPBELL + PARTNERS COMMUNICATIONS LTD.

COMPUTER COMPOSITION OF CANADA INC.

HENDERSON BAS

MAXXCOM (NOVA SCOTIA) CORP.

MAXXCOM INTERACTIVE INC.

METACA CORPORATION

STUDIOTYPE INC.

TREE CITY INC.

By:________________________________

Name:

Title: Authorized Signatory

By:________________________________

Name:

Title: Authorized Signatory

ACCENT ACQUISITION CO.

ACCENT INTERNATIONAL, INC.

ACCENT MARKETING SERVICES, L.L.C.

ASHTON-POTTER (USA) LTD.

BRATSKEIR & COMPANY, INC.

CHINNICI DIRECT, INC.

CMS U.S. HOLDCO, INC.

COLLE & MCVOY, INC.

CPB ACQUISITION INC.

CRISPIN PORTER & BOGUSKY LLC

DOTGLU LLC

FLETCHER MARTIN LLC

FMA ACQUISITION CO.

HELLO ACQUISITION INC.

KBP HOLDINGS LLC

KIRSHENBAUM BOND & PARTNERS LLC

KIRSHENBAUM BOND & PARTNERS WEST LLC

LAFAYETTE PRODUCTIONS LLC

MACKENZIE MARKETING, INC.

MARGEOTES/FERTITTA + PARTNERS LLC

MAXXCOM (USA) FINANCE COMPANY

MAXXCOM (USA) HOLDINGS INC.

MDC USA HOLDINGS INC.

MDC/KBP ACQUISITION INC.

MF+P ACQUISITION CO.

MONO ADVERTISING, LLC

PRO-IMAGE CORPORATION

SABLE ADVERTISING SYSTEMS, INC.

SMI ACQUISITION CO.

SOURCE MARKETING LLC

TARGETCOM LLC

VITROROBERTSON LLC

ZG ACQUISITION INC.

ZYMAN GROUP, LLC

By:________________________________

Name:

Title: Authorized Signatory

By:________________________________

Name:

Title: Authorized Signatory

LENDERS

JPMORGAN CHASE BANK, N.A.

By:________________________________

Name:

Title:

JPMORGAN CHASE BANK, N.A., TORONTO

BRANCH

By:________________________________

Name:

Title: Authorized Signatory

BANK OF MONTREAL (CHICAGO BRANCH)

By:________________________________

Name:

Title: Authorized Signatory

BANK OF MONTREAL

By:________________________________

Name:

Title: Authorized Signatory

THE BANK OF NOVA SCOTIA, by its Atlanta Agency

By:________________________________

Name:

Title: Authorized Signatory

THE BANK OF NOVA SCOTIA

By:________________________________

Name:

Title: Authorized Signatory

By:________________________________

Name:

Title: Authorized Signatory

TORONTO DOMINION (TEXAS) INC.

By:________________________________

Name:

Title: Authorized Signatory

THE TORONTO-DOMINION BANK

By:________________________________

Name:

Title: Authorized Signatory

CIBC INC.

By:________________________________

Name:

Title: Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE

By:________________________________

Name:

Title: Authorized Signatory

By:________________________________

Name:

Title: Authorized Signatory